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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 1, 1999


                           THE PROGRESSIVE CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



           Ohio                       1-9518                    34-0963169
     ----------------           ----------------              --------------
     (State or other            (Commission File              (IRS Employer
     jurisdiction of            Number)                       Identification
     incorporation)                                           No.)



                6300 Wilson Mills Road, Mayfield Village, Ohio         44143
             ------------------------------------------------------------------
             (Address of principal executive offices)               (Zip Code)



         Registrant's telephone number, including area code 440-461-5000
                                                            -------------



                                 Not Applicable
              ----------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.
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              Effective January 1, 1999, the office of CEO has been divided to recognize the importance of and differences between the Investments and Capital Management functions and Insurance Operations. Peter B. Lewis continues to be CEO - Insurance Operations and Chairman of the Board. Charles B. Chokel becomes CEO - Investments and Capital Management.

              Mr. Lewis joined Progressive in 1955 and has been the Company's Chief Executive Officer since 1965. Mr. Chokel joined the Company in 1978 and has served in various financial and executive management positions since 1978. He has served as Chief Financial Officer for the last seven years.

              Mr. Chokel will be succeeded in his role as Treasurer and Chief Financial Officer by W. Thomas Forrester II. Mr. Forrester joined the Company in 1984 and has also held various financial and executive management positions.

              These changes coincide with the reorganization of the Company's Personal Lines Business into distinct business organizations, aligned with the Company's distribution channels (Agent, Direct and Strategic Alliances). Each such organization will be responsible for brand direction, unique product design and customer policy service for its assigned distribution channel.

              The Agent Business will focus on all aspects of Independent Agent-generated business. The business will work to help agents increase their share of the auto insurance market through enhanced technology, additional product offerings and more competitive programs. Daniel R. Lewis (19 years with Progressive) will lead the Agent Business.

              The Direct Business will concentrate on all aspects of business sold directly to consumers, either over the telephone or the Internet. This business will tailor the programs offered, and modify how the Company provides service, to respond to the needs of this consumer group. The Direct Business will be led by Robert J. McMillan (20 years with Progressive).

              The Strategic Alliances Business will market combinations of Agent and Direct insurance products to employees, customers or members of large organizations, such as banks, insurers, employers and labor unions. National Accounts General Manager David L. Roush (16 years at Progressive) will become Strategic Alliances Business Leader.

              Messrs. Peter Lewis, Chokel, Forrester, Daniel Lewis and McMillan will continue to serve on Progressive's Policy Team, along with Mr. Roush, Glenn
M. Renwick, Robert T. Williams, Moira G. Lardakis, Brian J. Passell, Tiona Thompson and Alan R. Bauer, all of whom have business unit responsibilities.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  January 5, 1999



                                                   THE PROGRESSIVE CORPORATION



                                                   By: /s/ David M. Schneider
                                                      ------------------------
                                                   Name:  David M. Schneider
                                                   Title:  Secretary





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